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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                              FORM 8-K

                           Current Report
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of report (date of earliest event reported):  September 5, 2000


                 TECHNOLOGY FUNDING SECURED INVESTORS I
           ----------------------------------------------------
          (Exact name of Registrant as specified in its charter)

                      Commission File No. 0-15766

          California                            94-2944800
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(State or other jurisdiction of    (I.R.S. Employer Identification No.)
incorporation or organization)

2000 Alameda de las Pulgas, Suite 250
San Mateo, California                                            94403
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(Address of principal executive offices)                     (Zip Code)

                              (650) 345-2200
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            (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant.

(a) Resignation of Independent Accountants

(i) On September 5, 2000, the Partnership received notice that
KPMG LLP resigned as the Partnership's independent accountant.

(ii) The report of KPMG LLP on the financial statements of the Partnership for the fiscal year ended December 31, 1998 contained an unqualified opinion, whereas the report for the fiscal year ended December 31, 1999 contained an unqualified opinion with a going concern emphasis. The Partnership has suffered recurring losses from operations and has primarily illiquid assets that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


(iii) KPMG LLP resigned without providing the Partnership any opportunity to approve or disapprove their resignation. The
Partnership is engaged in the process of selecting new independent accountants and has authorized KPMG LLP to respond fully to any inquiries made by any successor accountants.

(iv) During the Partnership's two most recent fiscal years and through September 5, 2000, the Partnership has had no disagreement with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements of the Partnership for such years.


(v) During the Partnership's two most recent fiscal years and through September 5, 2000, the Partnership has had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K.)

(vi) The Partnership has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. As of September 12, 2000, this letter was unavailable. However, pursuant to Item 304 (a)(3) of Regulation S-K, a copy of such letter will be filed by amendment within two business days of receipt but not later than 10 business days after this original filing.


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                        SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Technology Funding Secured Investors I

                        By:  Technology Funding Inc.
                             Managing General Partner

Date:  September 12, 2000  By: /s/ Charles R. Kokesh
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                                   Charles R. Kokesh
                                   President, Chief Executive Officer,
                                   Chief Financial Officer and Chairman
                                   of Technology Funding Inc.